CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 2000, included in Calpine Corporation's Form 10-K for the year ended
December 31, 1999, and to all references to our firm included in this Registration Statement.

                                                  /s/ ARTHUR ANDERSEN LLP

San Francisco, California
May 16, 2000


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